CENTRE FUNDS

Centre American Select Equity Fund

Centre Global Select Equity Fund

Centre Multi-Asset Real Return Fund

Centre Active U.S. Treasury Fund

Supplement dated September 2, 2014 to Prospectus and Statement of Additional Information Dated January 17, 2014

 The second paragraph under "MANAGEMENT OF THE FUND'S PORTFOLIO" in the summary section of the Prospectus of the Centre Global Select Equity Fund (the “Global Equity Fund”) is deleted in its entirety and replaced with the following paragraph:

Effective September 2, 2014, Xavier Smith, Investment Director and Fund Manager of the Adviser, serves as the portfolio manager of the Fund.

As of September 2, 2014, the following changes are made to the Prospectus dated January 17, 2014 (the "Prospectus") and Statement of Additional Information dated January 17, 2014 (the "SAI") of each of the Centre American Select Equity Fund, the Global Equity Fund, the Centre Multi-Asset Real Return Fund and the Centre Active U.S. Treasury Fund, each a series of Centre Funds:

The paragraph under "THE INVESTMENT ADVISERS – Portfolio Management – Global Equity Fund" in the section of the Prospectus entitled "MANAGEMENT OF THE FUNDS" is deleted in its entirety and replaced with the following paragraph:

Xavier Smith, MBA, CFA is Investment Director and Fund Manager at Centre Asset Management, LLC and is responsible for the firm's Global Select Equity strategy. Prior to joining Centre Asset Management in 2014, Mr. Smith was a Managing Director at Guggenheim Global Trading in New York where he was a Portfolio Manager responsible for the European Industrials Fundamental Equity Long/Short Portfolio. Before Guggenheim, Mr. Smith worked at Calypso Capital Management in New York as the Sector Head for the Global Industrials Sector where he was responsible for generating long and short fundamental equity investments for the fund. Prior to Calypso, Mr. Smith was an Executive Director at Goldman Sachs Asset Management in London, England. At Goldman Sachs, Mr. Smith was an Equity Analyst covering the Consumer Products, Healthcare, Industrials, and Technology sectors. Mr. Smith worked on Goldman Sachs' institutional UK, Pan-European, and Global portfolios. Mr. Smith joined Goldman Sachs after attaining his MBA from the Wharton School at the University of Pennsylvania. Prior to business school, Mr. Smith worked in information technology consulting at Ernst & Young. Mr. Smith graduated with honors from Tulane University and an earned a degree in Economics. Mr. Smith is a CFA charterholder.

The last sentence under "Investment Adviser" in the section of the SAI entitled "MANAGEMENT AND OTHER SERVICE PROVIDERS" is deleted in its entirety.

The paragraph and table under "Global Equity Fund" under "Portfolio Managers" in the section of the SAI entitled "MANAGEMENT AND OTHER SERVICE PROVIDERS" are deleted in their entirety and replaced with the following:

The Global Equity Fund’s portfolio is managed on a day-to-day basis by Xavier Smith.  As of September 2, 2014, Mr. Smith was responsible for the management of the following types of accounts in addition to the Global Equity Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee

Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	3	$105,000,000	1	$19,400,000

Other Accounts	0	0	0	0

YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR

PROSPECTUS AND SAI FOR FUTURE REFERENCE.